Business Acquisition and Goodwill	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Business Acquisition and Goodwill

Note 3 – Business Acquisition and Goodwill

Acquisitions in 2022

Compass Global Holdings Pty Ltd(“Compass”).

On March 21, 2022, the Company acquired 100% equity interests of Compass for a total cash consideration of AUD 8,000,000 (approximately US$ 5.9 million). Upon the acquisition, Compass became a consolidated subsidiary of the Company.

The total purchase consideration of AUD 8 million (approximately US$ 5.9 million) consisted of a cash payment of approximately AUD 4.2 million (approximately US$ 3.1 million) to the former shareholders of Compass and approximately AUD 3.8 million (approximately US$ 2.8 million) to settle liabilities. The assets and liabilities of Compass were recorded at their respective estimated fair value as of the acquisition date.

The following table summarizes the purchase price allocation of the assets acquired, liabilities assumed and related deferred income tax assumed at the date of acquisition. The dollar amount presented in the table was based on the exchange rate of AUD 1.00 to US$ 0.7401 on March 21, 2022.

US$

Current assets	13,341,925
Other non-current assets	20,684
License	4,537,549
Total assets acquired	17,900,158
Current liabilities	(13,340,550)
Deferred tax liabilities	(1,134,387)
Total liabilities assumed	(14,474,937)
Net identifiable assets acquired	3,425,221
Total consideration	5,920,795
Goodwill	2,495,574

Goodwill, which is not tax deductible, is primarily attributable to synergies expected to be achieved from the acquisition.

The fair value of the financial license is determined using the Multi-period Excess Earnings Method. The determination of fair values involves the use of significant judgments and estimates.

The judgments used to estimate the fair value assigned to assets acquired and liabilities assumed, the life of the intangible asset, as well as the significant assumptions, can materially impact the Company’s consolidated financial statements. Significant assumptions used for the model include the forecasted operating cash flows and discount rate. The Company utilized the assistance of a third-party valuation firm to determine the fair value as of the date of acquisition.

The revenue and net income since the acquisition date included in the consolidated statements of operations for the period ended December 31, 2022 were $2,634,580 and $111,175, respectively. Pro forma results reflecting this transaction were not presented because they are not significant to the Company’s consolidated financial results.